Exhibit 10.9

               WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK
                                      OF
                             GATEFIELD CORPORATION


     This certifies that Benjamin Huberman (the "Holder"), in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the provisions hereinafter set forth, is entitled to purchase from GateField Corporation (the "Company") Seven Thousand Five Hundred (7,500) fully paid and nonassessable shares of the Company's Common Stock, $.10 par value (such stock being hereinafter referred to as the "Common Stock" and such Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Stock"), at the price of One Dollar and Forty-Four Cents ($1.44) per share (the Last Sale Price of the Company's common stock on November 25, 1997, the effective date of the grant).

This Warrant is subject to the following provisions, terms and conditions:

1. EXERCISE AND ISSUANCE. This Warrant may be exercised in whole or in part (but not as to any fractional share of Common Stock) at any time commencing six (6) months from the date hereof (the "Issue Date") until the eighth anniversary of the Issue Date. This Warrant shall not be exercised as to any part of the shares covered thereby until six (6) months from the Issue Date of this Warrant at which time the Warrant may be exercised as to one hundred percent (100%) of such shares. The rights represented by this Warrant may be exercised by the Holder by written notice of exercise delivered to the Treasurer of the Company at the principal office of the Company accompanied by this Warrant (properly endorsed, if required) and payment to it, by cash, certified check or bank draft, of the purchase price of the shares of Warrant Stock being purchased. The Company agrees that the Warrant Stock so purchased shall be and is deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Stock as aforesaid. Certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen
     (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time.

2.   RIGHT TO CONVERT WARRANT INTO STOCK:  NET ISSUANCE.

     (a) In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of shares of the Company's Common Stock computed using the following formula:

                  Y  -    B x Y   =   X
                         -------
                            A

Where:  X =  The number of shares of Common Stock to be issued to the holder.

        Y = The number of shares of Common Stock purchasable under this Warrant subject to the exercise election.

        A =  The fair market value of one share of the Company's Common Stock.

        B =  Exercise Price (as adjusted to the date of such calculations).

     (b) For purposes of this Section 2, the "fair market value" per share of the Company's Common Stock shall mean:

     (i) If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the fair market value shall be the last reported sale price of the Common Stock on such exchange or on the National Market System on the last trading day before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System;

     (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the average of the mean of the last bid and asked prices reported on the last trading day before the date of the election (1) by the NASDAQ or
            (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

     (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant.

3. NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the holder of this Warrant at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the shareholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the shareholders.

4. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK.

     (a) COMPLIANCE WITH SECURITIES ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Warrant Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. This Warrant and all Warrant Stock issued upon exercise of this Warrant (unless registered under the Securities
            Act) shall be stamped or imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

     (b) DISPOSITION OF WARRANT AND SHARES OF WARRANT STOCK. With respect to any offer, sale or other disposition of this Warrant or any Shares of Warrant Stock acquired pursuant to the exercise of this Warrant prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Shares of Warrant Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares of Warrant Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

5. COVENANTS OF COMPANY. The Company covenants and agrees that all shares of Warrant Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized and reserved for the purpose of issuance or transfer upon exercise of the fights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

6. EXERCISE PRICE AND SHARE ADJUSTMENTS. The initial number of shares of Common Stock purchasable upon exercise of this Warrant and the exercise price payable therefor shall be subject to adjustment from time to time, as provided below:

     (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the total number of shares of Common Stock purchasable upon the exercise of this Warrant shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock which the Holder would have owned or have been entitled to receive immediately following any of the events described above had this Warrant been exercised in full immediately prior to any such event. An adjustment made pursuant to this Section 3(a) shall, in the case of a subdivision or combination, be made as of the effective date thereof, and in the case of a stock dividend, become effective as of the record date therefore. In the event of any such adjustment of the total number of shares of Common Stock purchasable upon the exercise of this Warrant, the exercise price shall be adjusted to be the amount resulting from dividing the number of shares of Common
            Stock covered by this Warrant immediately after such adjustment into the total amount payable upon exercise of this Warrant in full immediately prior to such adjustment.

     (b) If any capital reorganization or reclassification of the capital stock of the Company (other than a subdivision or combination referred to in Section 3(a) hereof), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as would have been issued or delivered to the Holder if he had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

     (c) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 3(a) or 3(b), but which should result in an adjustment in the exercise price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase fights shall be made by the Company.

     (d) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the date of exercise.

     (e) Upon any adjustment of the exercise price or number of shares purchasable hereunder, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

7. HOLDER NOT DEEMED A STOCKHOLDER. The Holder shall not be entitled to vote on or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights or other-wise, until the rights to purchase Warrant Stock hereunder shall have been exercised.

8. NONTRANSFERABILITY. This Warrant is not transferable, in whole or in part, and is exercisable only by the Holder or by the Holder's representative or executor in the event of the Holder's death.

9. INVESTMENT INTENT. The Holder acknowledges and agrees that this Warrant and any shares of Warrant Stock which may be acquired upon exercise hereof are being or will be acquired for investment purposes and not with a view toward the distribution or sale thereof. The Holder acknowledges that this Warrant and the Warrant Stock will not be registered under either federal or applicable state securities laws and that the Company will be relying upon the foregoing investment representation in agreeing to issue this Warrant and the Warrant Stock to the Holder. The Holder acknowledges that transferability of the Warrant Stock will be subject to restrictions imposed by all applicable federal and state securities laws and agrees that the certificates evidencing the Warrant Stock may be imprinted with an appropriate legend setting forth these restrictions on transferability.

10. AMENDMENT. This Warrant and any term hereof may be changed, waived, discharged or terminated only by means of an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     IN WITNESS WHEREOF, GateField Corporation has caused this Warrant Certificate to be signed by its Corporate Secretary and has caused its corporate seal to be imprinted hereon.


Date: November 25, 1997                  GATEFIELD CORPORATION
                                         (the "Company")


                                         By:  /S/ DOUGLAS E. KLINT
                                              --------------------
                                              Douglas E. Klint
                                              Corporate Secretary

Accepted by:


/s/ Benjamin Huberman
---------------------
Benjamin Huberman